UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 18, 2023

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, Calyxt, Inc. (“Calyxt” or the “Company”) held a special meeting of stockholders (the “Special Meeting”). Of the 49,735,490 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting on the April 12, 2023 record date, 35,087,293 shares, or approximately 70.54%, were present at the Special Meeting either by attendance via online webcast or represented by proxy, constituting a quorum. All votes are presented on a pre-reverse stock split basis, as the April 12, 2023 record date for the Special Meeting preceded the April 24, 2023 effective date of the Company’s completed 1-for-10 reverse stock split.

At the Special Meeting, Calyxt stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated January 13, 2023 (as amended on April 14, 2023, the “Merger Agreement,” and the transactions contemplated thereby, the “Transactions”), by and among Calyxt, Calypso Merger Subsidiary, LLC, Cibus Global, LLC (“Cibus”), and certain blocker entities identified in the Merger Agreement (collectively, the “Blockers”). The proposals are described in detail in the proxy statement/prospectus filed by Calyxt with the Securities and Exchange Commission (the “SEC”) on April 18, 2023. The final voting results regarding each proposal are set forth below.

1.

The proposal to approve the Blocker mergers and the issuance of Class A common stock, par value $0.0001 (the “Class A Common Stock”) and Class B common stock, par value $0.0001 (the “Class B Common Stock”) as merger consideration pursuant to the Merger Agreement was approved based on the following number of votes:

For	Against	Abstain	Broker Non-Votes
29,431,755	245,946	93,506	5,316,086

2.

The proposal to approve, for purposes of Nasdaq Listing Rule 5635(a) and (b), the issuance of shares of Class A Common Stock and Class B Common Stock pursuant to the terms of the Merger Agreement and the change of control of Calyxt resulting from the mergers was approved based on the following number of votes:

For	Against	Abstain	Broker Non-Votes
29,432,618	245,560	93,029	5,316,086

3.

The proposal to approve, on a non-binding, advisory basis, the certificate of incorporation of Cibus, Inc. following the consummation of the Transactions, which will amend and restate Calyxt’s amended and restated certificate of incorporation, was approved based on the following number of votes:

For	Against	Abstain	Broker Non-Votes
29,408,121	267,025	96,061	5,316,086

4.

The proposal to approve an amendment to Calyxt’s amended and restated certificate of incorporation to effect a reverse stock split by a ratio of not less than 1-for-2 and not greater than 1-for-10 at the discretion of Calyxt’s board of directors at or prior to the closing of the Transactions was approved based on the following number of votes:

For	Against	Abstain	Broker Non-Votes
34,167,807	807,014	112,472	—

5.	The proposal to approve an amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan was approved based on the following number of votes:

For	Against	Abstain	Broker Non-Votes
28,366,162	1,235,657	169,388	5,316,086

6.

The proposal to approve, on a non-binding, advisory basis, merger-related named executive officer compensation for Calyxt’s named executive officers was approved based on the following number of votes:

For	Against	Abstain	Broker Non-Votes
28,303,560	1,344,250	123,397	5,316,086

7.

The proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of one or more of the proposals presented to Calyxt’s stockholders was approved based on the following number of votes:

For	Against	Abstain	Broker Non-Votes
34,330,404	652,386	104,503	—

Adjournment of the Special Meeting was not necessary because there were sufficient votes in favor of all proposals.

Item 8.01.	Other Events.

As disclosed above under Item 5.07, at the Special Meeting, the Company’s stockholders approved an amendment to Calyxt’s amended and restated certificate of incorporation to effect a reverse stock split by a ratio of not less than 1-for-2 and not greater than 1-for-10 at the discretion of Calyxt’s board of directors.

On May 19, 2023, Calyxt announced that its board of directors had established a ratio of 1-for-5 for the reverse stock split (the “Established Ratio”).

Calyxt plans to file an amendment to its certificate of incorporation to effectuate the reverse stock split, which is expected to be effective concurrent with the Transactions on the Expected Closing Date (as defined below).

On May 19, 2023, Calyxt released a press release announcing the results of the Special Meeting and the determination of the Established Ratio for the reverse stock split, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Based on the results of the Special Meeting, the Transactions are expected to be consummated on or around May 31, 2023 (the “Expected Closing Date”), subject to the satisfaction of the remaining closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

The information included in this Current Report on Form 8-K and the materials incorporated by reference herein include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of present or historical fact included herein, regarding the implementation and effectiveness of the reverse stock split, the Transactions, the ability of the parties to the Merger Agreement to consummate the Transactions, the benefits of the Transactions, Calyxt’s future financial performance (including its liquidity and capital resources and cash runway), the combined company’s future performance following the Transactions, and the potential for global regulatory developments, as well as Calyxt’s, Cibus’ and the combined company’s respective strategies, future operations, financial positions, prospects and plans as well as the objectives of management are forward-looking statements. Words such as “expects,” “continues,” “may,” “will,” “approximately,” “intends,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on the current expectations and assumptions of Cibus’ and Calyxt’s management about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Calyxt and Cibus. These risks include, but are not limited to, (i) the risk that the conditions to the closing of the proposed Transactions are not satisfied; (ii) uncertainties as to the timing of the consummation of the proposed Transactions; (iii) risks related to Calyxt’s capital resources and the ability of Calyxt and Cibus, respectively, to correctly estimate and manage their respective operating expenses and expenses associated with the proposed Transactions; (iv) risks related to Calyxt’s continued listing on the Nasdaq Capital Market until closing of the proposed Transactions; (v) risks associated with the possible failure to realize certain anticipated benefits of the proposed Transactions, including with respect to future financial and operating results; (vi) uncertainties regarding the impact that any delay in the closing of the proposed Transactions would have on the anticipated cash resources of the combined company upon closing of the proposed Transactions and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (vii) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (viii) the possible effect of the announcement, pendency or completion of the proposed Transactions on Calyxt’s or Cibus’ business relationships, operating results and business generally; (ix) risks related to unexpected costs related to the proposed Transactions; (x) the potential for, and uncertainty associated with the outcome of, any legal proceedings that have been or may be instituted against Calyxt or Cibus or any of their respective directors or officers related to the Merger Agreement or the Transactions contemplated thereby; (xi) risks associated with the ability of Calyxt and Cibus to protect their respective intellectual property rights; (xii) the potential impact of competitive responses to the proposed Transactions and changes in expected or existing competition; (xiii) the possibility that Calyxt, Cibus or the combined company may be adversely affected by other economic, business, or competitive factors; (xiv) risks associated with the loss of key employees of Calyxt or Cibus; (xv) risks associated with changes in applicable laws or regulations and the potential impact of such changes on Calyxt’s, Cibus’ or the combined company’s ability to advance product development and commercialization; and (xvi) other risks and uncertainties identified from time to time in documents filed or to be filed with the SEC by Calyxt or the combined company, including those discussed in the “Risk Factors” section of Calyxt’s Annual Report on Form 10-K/A, which was filed with the SEC on March 3, 2023. Should one or more of the risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K represent Calyxt’s and Cibus’ views as of the date hereof. Calyxt and Cibus anticipate that subsequent events and developments will cause the respective company’s views to change. Calyxt and Cibus specifically disclaim any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Calyxt’s or Cibus’ views as of any date subsequent to the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 19, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Calyxt, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2023

CALYXT, INC.

By:	/s/ Michael A. Carr
Name:	Michael A. Carr
Title:	President and Chief Executive Officer